SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2004

       Carnival Corporation                             Carnival plc
     (Exact name of registrant                    (Exact name of registrant
      as specified in its charter)                 as specified in its charter)

         Republic of Panama                           England and Wales
    (State or other jurisdiction                (State or other jurisdiction
       of incorporation)                           of incorporation)

              1-9610                                       1-15136
      (Commission File Number)                     (Commission File Number)

             59-1562976                                      None
          (I.R.S. Employer                             (I.R.S. Employer
         Identification No.)                          Identification No.)

      3655 N.W. 87th Avenue                  Carnival House, 5 Gainsford Street,
    Miami, Florida  33178-2428,                  London SE1 2NE, United Kingdom
 (Address of principal executive              (Address of principal executive
             offices)                                    offices)
           (zip code)                                  (zip code)

         (305) 599-2600                              011 44 20 7940 5381
   (Registrant's telephone number,            (Registrant's telephone number,
        including area code)                       including area code)

             None                                          None
(Former name and former address,              (Former name and former address,
 if changed since last report)                 if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

      Attached hereto as Exhibit 99.1 is the Carnival Corporation and Carnival plc (formerly known as P&O Princess Cruises plc) (together, "Carnival Corporation & plc") combined fiscal 2003 unaudited pro forma financial information, that gives pro forma effect to the dual listed company ("DLC") transaction, completed on April 17, 2003, between such companies, which implemented Carnival Corporation & Carnival plc's DLC structure. This pro forma information has been presented in accordance with Article ll of the Securities and Exchange Commission's ("SEC") Regulation S-X, and is being filed solely in order to comply with the SEC's pro forma financial reporting requirements.

      Notice is hereby given that, as a result of a corporate reorganization transaction completed on February 27, 2004, the P&O Princess Cruises International Limited Deed of Guarantee, dated as of June 19, 2003 ("the Guarantee"), was terminated pursuant to Section 5.4 (C) thereof, effective as of February 27, 2004. The termination of the Guarantee does not have any effect on the Carnival Corporation & plc consolidated financial statements and is being disclosed herein solely because Section 8.3 of the Guarantee permits this notice to be made in a Carnival Corporation and a Carnival plc Current Report on Form 8-K.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

      Carnival Corporation & plc's fiscal 2003 unaudited pro forma financial information, that gives pro forma effect to the DLC transaction, is included in
Exhibit 99.1.

Item 9. Information to be included in the Report.

      Attached hereto as Exhibit 99.2 is the Carnival Corporation and Carnival plc combined fiscal 2002 unaudited pro forma financial information, that gives pro forma effect to the DLC transaction, which is only being furnished for informational purposes.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      CARNIVAL CORPORATION                      CARNIVAL PLC


      By: /s/Gerald R. Cahill                   By: /s/Gerald R. Cahill
          -------------------                       -------------------
      Name:  Gerald R. Cahill                   Name:  Gerald R. Cahill
      Title: Executive Vice President           Title: Executive Vice President
      and Chief Financial and                   and Chief Financial and
      Accounting Officer                        Accounting Officer

      Date: March 5, 2004                       Date: March 5, 2004

                                  Exhibit List

Exhibit           Description
-------           -----------

99.1 Carnival Corporation & plc's fiscal 2003 unaudited pro forma financial information.

99.2 Carnival Corporation & plc's fiscal 2002 unaudited pro forma financial information.